UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21885

ENCOMPASS FUNDS
(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA	94109
(Address of principal executive offices)	(Zip code)

     Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109
(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: November 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

                                        TICKER SYMBOL: ENCPX

SEMI-ANNUAL REPORT
November 30, 2013

ENCOMPASS FUND SEMI-ANNUAL LETTER
~January 2014~

Dear Fellow Shareholders:

Ordinarily, we end this letter with a note of appreciation for our shareholders support and confidence; however, in keeping with the topsy-turvy market that has been experienced in the commodities markets and the commodities stocks, we want to begin by expressing our gratitude for your continued trust and confidence. It is greatly appreciated.

The Encompass Fund is on a fiscal year expiring May 31st, and this is the semi-annual report for the six-month period ending November 30, 2013.

In 2013 we have focused the Fund towards increasing exposure to the energy sector, particularly oil companies, and away from the precious (gold and silver) and industrial (copper, antimony, vanadium and rare earth) metals. We added a number of oil and gas companies to this portfolio such that the energy sector is the Fund’s largest sector as of November 30, and currently.

As 2013 progressed, we believed that the price of oil would remain high (on a national basis) and that natural gas prices would increase. This played out and continues to do so. We believe that with oil prices trading between $85 - $110, as they have for the past 2 years, many energy companies will enjoy substantial profitability.

As you may recall, the Fund produced extraordinary returns in 2009 and 2010 by emphasizing resource companies, especially junior mining companies. We expected the outperformance to continue in 2011 because fundamentals pointed to demand for resources continuing to outpace supply. Unfortunately when investors became worried over Greek debt and the survival of the European Union, they decided to sell many of their stocks, starting with the stocks in which they had the largest gains, resource companies. The resource sector has continued to be out of favor ever since. With some reluctance because we think fundamentals continue to favor the resource sector, we have significantly reduced the Fund's exposure to resource companies.

We have continued to hold those resource companies that we believe are likely to rebound in the next 12-18 months. Most of these companies continue to meet their goals, while some are expected to have a major event occur in 2014 that should favorably impact the company.

We are reminded that prudent investors are patient investors. We believe that the stock market has been artificially energized by the accommodative actions of the Federal Reserve, especially in artificially keeping interest rates low for the past 5 years. With the Fed agreeing to taper their bond and mortgage buying program, we expect to gradually see higher interest rates and inflation.

For the six-month period that ended November 30, 2013, the Fund declined 6.6% . The benchmark we use, the Wilshire 5000 Index, gained 12.4% .

Yours very truly,

Malcolm H. Gissen                                     Marshall G. Berol

2013 Semi-Annual Report 1

Encompass Fund (Unaudited)

PERFORMANCE INFORMATION

November 30, 2013 NAV $5.53

TOTAL RATE OF RETURN (%) FOR PERIODS ENDED NOVEMBER 30, 2013.

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Encompass Fund	-27.43%	-25.62%	8.61%	-7.32%
Wilshire 5000 Index(B)	31.28%	17.55%	18.38%	7.38%

The Fund’s total annual operating expenses are 1.46% per the September 27, 2013 prospectus.

(A)1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. 1 Year, 3 Year, 5 Year and Since Inception returns are annualized for periods greater than one year. The inception date of the Encompass Fund was June 30, 2006.

(B)Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Wilshire 5000 Index is different from the Fund. Investors cannot invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-463-3957.

2013 Semi-Annual Report 2

Encompass Fund

Encompass Fund
By Sectors Based on Percentage of Net Assets
(UNAUDITED)

*Net Cash represents cash equivalents and other assets less liabilities.

Availability of Quarterly Schedule of Investments
(Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

     Brick Asset Management, Inc., the Fund’s investment adviser (the “Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2013 Semi-Annual Report 3

Expense Example
(Unaudited)

     Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 1, 2013 and held through November 30, 2013.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the annual maintenance fee charged to IRA accounts, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2013 to
	June 1, 2013	November 30, 2013	November 30, 2013

Actual	$1,000.00	$934.12	$7.03

Hypothetical	$1,000.00	$1,017.80	$7.33
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half year period).

2013 Semi-Annual Report 4

Encompass Fund

		Schedule of Investments
		November 30, 2013 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Communications Equipment
750	QUALCOMM Incorporated	$55,185	1.25%
Copper Mining & Processing
800,000	International PBX Ventures Ltd. * (Canada)	3,774
133,333	International PBX Ventures Ltd. * (Canada) (Restricted)	566
1,000,000	Redhawk Resources, Inc. * (Canada)	235,871
		240,211	5.43%
Gold Exploration & Mining
90,000	Atacama Pacific Gold Corp. * (Canada)	76,422
479,100	Brazil Resources Inc. * (Canada)	280,255
16,500	Brazil Resources Inc. * (Restricted) (Canada)	8,687
337,000	Caza Gold Corp. * (Canada)	15,898
3,238	Comstock Mining, Inc. *	5,796
183,412	Endeavour Mining Corp. * (Canada)	98,637
75,000	Gold Standard Ventures Corp. * (Canada)	63,000
216,000	Telson Resources Inc. * (Canada)	3,057
5,860	Yamana Gold Inc. (Canada)	53,267
		605,019	13.69%
Gold & Silver Ores
7,000	Primero Mining Corp. * (Canada)	36,540	0.83%
Home Builders
4,500	D.R. Horton, Inc.	89,460	2.02%
Industrial Metals & Minerals
258,500	American Vanadium Corp. * (Canada)	114,629
790,000	Aztec Metals Corp. * ** (Restricted) (Canada)	31,600
46,500	Trevali Mining Corp. * (Canada)	35,975
210,000	United States Antimony Corp. *	441,000
		623,204	14.10%
Lumber & Wood Products (No Furniture)
6,000	International Forest Products Ltd. * (Canada)	70,705	1.60%
Oil & Gas Exploration & Production
13,000	Bellatrix Exploration Ltd. * (Canada)	87,100
25,000	Canacol Energy Ltd. * (Canada)	116,520
1,400,000	Continental Energy Corp. * (Canada)	70,000
6,250	DeeThree Exploration Ltd. * (Canada)	54,191
2,377,946	GeoPetro Resources Company *	83,228
40,000	GreenHunter Resources, Inc. *	54,000
69,000	Magnum Hunter Resources Corp. *	499,560
19,000	Manitok Energy Inc. * (Canada)	36,785
12,500	Tamarack Valley Energy Ltd. * (Canada)	45,759
		1,047,143	23.69%
Silver Mining and Processing
75,000	Paramount Gold and Silver Corp. *	87,000
10,000	Silver Wheaton Corp. (Canada)	209,400
		296,400	6.70%
Uranium Mining & Exploration
125,000	Uranium Energy Corp. *	242,500
		242,500	5.48%
Total for Common Stocks (Cost - $5,173,500)		3,306,367	74.79%
CONVERTIBLE NOTES
250,000	Continental Energy Corp., 18%, 1/31/2014 (Restricted) (Canada) ****	225,000
40,000	International PBX Ventures LTD., 14%, (Restricted) 6/1/2014 (Canada) *****	38,084
Total for Convertible Notes Securities (Cost - $288,941)		263,084	5.95%

* Non-Income producing securities during the period.
** The value of Aztec Metals Corp. is determined based on the security’s last offering price and management’s understanding of the company’s current financial situation and is considered a Level 3 security. See Note 3.
**** The value of the Continental Energy Corp. Convertible Note is on an "as if converted" basis, based on the stock's market price from time to time (with a 10% restricted stock discount). That valuation method was put into effect on November 9, 2012. It’s considered a Level 3 security. See Note 3.
***** The value of the Note is determined based on the purchase price and managements understanding of the company's current financial situation. It’s considered a Level 3 security.

The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 5

Encompass Fund

		Schedule of Investments
		November 30, 2013 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
EXCHANGE TRADED FUNDS
1,400	ProShares Ultra Dow30SM	$151,872
1,250	ProShares Ultra Nasdaq Biotechnology *	185,250
Total for Exchange Traded Funds (Cost - $232,558)		337,122	7.63%
PREFERRED STOCK
100	Comstock Mining Inc., 7.5% Series B Convertible Preferred	108,485
Total for Preferred Stock (Cost - $100,000)		108,485	2.45%
REAL ESTATE INVESTMENT TRUSTS
3,360	Ashford Hospitality Prime Inc.	68,746
16,800	Ashford Hospitality Trust Inc.	137,928
Total for Real Estate Investment Trusts (Cost - $179,786)		206,674	4.68%
WARRANTS
41,750	American Vanadium Corp. * (expires 3-12-2014) (a)	-
245,000	Aztec Metals Corp. * (Restricted) (expires 1-28-2014) (b)	-
142,500	Canadian Overseas Petroleum Ltd. * (expires 12-1-2013) (c)	-
1,562,500	Continental Energy Corp. * (Restricted) (expires 3-21-2015) (d)	-
15,000	Delcath Systems, Inc. * (expires 5-31-2015) (e)	427
25,000	Estrella Intl. Energy Svs. Ltd. * (expires 3-3-2015) (f)	-
116,700	GeoPetro Resources Company * *** (expires 12-30-2013) (g)	-
62,500	GeoPetro Resources Company * *** (expires 12-23-2013) (h)	-
575,000	GeoPetro Resources Company * *** (expires 3-1-2014) (i)	-
227,273	GeoPetro Resources Company * *** (expires 4-28-2014) (j)	-
200,000	International PBX Ventures Ltd. * (expires 2-8-2014) (k)	-
8,900	Magnum Hunter Resources Corp. * (Restricted) (expires 4-15-2016) (l)	-
800,000	Nortec Minerals Corp. * (expires 7-7-2015) (m)	-
75,000	United States Antimony Corp. * (expires 1-20-2014) (n)	-
7,500	United States Antimony Corp. * (expires 6-29-2014) (o)	-
Total for Warrants (Cost - $0)		427	0.01%
MONEY MARKET FUNDS
200,015	Fidelity Institutional Money Market Fund 59 0.00% +	200,015
Total for Money Market Funds (Cost - $200,015)		200,015	4.52%
	Total Investments	4,422,174	100.03%
	(Cost - $6,174,800)
	Liabilities in Excess of Other Assets	(1,331)	-0.03%
	Net Assets	$4,420,843	100.00%

* Non-Income producing securities during the period.
*** Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security represents 0% of the portfolio at November 30, 2013 and is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+ Variable rate security; the coupon rate shown represents the rate at November 30, 2013.
(a) American Vanadium Corp. warrants expire March 12, 2014, with an exercise price of $1.00 Canadian.
(b) Aztec Metals Corp. warrants expire January 28, 2014, with an exercise price of $0.075 Canadian.
(c) Canadian Overseas Petroleum Limited warrants expire December 1, 2013, with an exercise price of $0.65 Canadian.
(d) Continental Energy Corp. warrants expire March 21, 2015, with an exercise price of $0.05.
(e) Delcath Systems, Inc. warrants expire May 31, 2015, with an exercise price of $0.29.
(f) Estrella Intl. Energy Svs. Ltd. warrants expire March 3, 2015, with a exercise price of $1.50 Canadian.
(g) GeoPetro Resources Company warrants expire December 30, 2013, with an exercise price of $0.75.
(h) GeoPetro Resources Company warrants expire December 23, 2013, with an exercise price of $0.50.
(i) GeoPetro Resources Company warrants expire March 1, 2014, with an exercise price of $0.75.
(j) GeoPetro Resources Company warrants expire April 28, 2014, with an exercise price of $1.00.
(k) International PBX Ventures Ltd. warrants expire February 8, 2014, with a exercise price of $0.25 Canadian.
(l) Magnum Hunter Resources Corp. warrants expire April 15, 2016, with an exercise price of $8.50.
(m) Nortec Minerals Corp. warrants expire July 7, 2015, with an exercise price of $0.20 Canadian.
(n) United States Antimony Corp. warrants expire January 20, 2014, with an exercise price of $2.50.
(o) United States Antimony Corp. warrants expire June 29, 2014, with an exercise price of $2.50.

The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 6

Encompass Fund

Statement of Assets and Liabilities (Unaudited)
November 30, 2013

Assets:
Investment Securities at Fair Value	$4,422,174
(Cost - $6,174,800)
Cash	1,000
Receivables:
Dividends	1,027
Interest	2,213
Total Assets	4,426,414
Liabilities:
Management Fees Payable	3,686
Service Fees Payable	1,659
Payable for Shareholder Redemptions	226
Total Liabilities	5,571
Net Assets	$4,420,843
Net Assets Consist of:
Paid In Capital	$11,086,584
Accumulated Net Investment Loss	13,128
Accumulated Realized Loss on Investments - Net	(4,926,243)
Unrealized Depreciation in Value of Investments
Based on Identified Cost - Net	(1,752,626)
Net Assets, for 800,067 Shares Outstanding	$4,420,843
(Unlimited number of shares authorized without par value)
Net Asset Value Per Share ($4,420,843/800,067 shares)	$5.53
Redemption Price ($5.53 x 0.98) (Note 2)	$5.42

Statement of Operations (Unaudited)
For the six month period ended November 30, 2013

Investment Income:
Dividends (a)	$82,863
Interest	3,098
Total Investment Income	85,961
Expenses:
Management Fees (Note 4)	23,723
Service Fees (Note 4)	10,675
Total Expenses	34,398

Net Investment Income	51,563

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(1,986,496)
Change in Unrealized Depreciation on Investments	1,581,546
Net Realized and Unrealized Loss on Investments	(404,950)

Net Decrease in Net Assets Resulting from Operations	$(353,387)

(a) Net of foreign taxes withheld $726. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 7

Encompass Fund

Statements of Changes in Net Assets	(Unaudited)
	6/1/2013	6/1/2012
	to	to
	11/30/2013	5/31/2013
Increase/(Decrease) in Net Assets from Operations:
Net Investment Income/(Loss)	$51,563	$(95,296)
Net Realized Gain/(Loss) on Investments	(1,986,496)	(2,453,196)
Realized Gain/(Loss) on Option Transactions	-	-
Unrealized Appreciation/(Depreciation) on Investments	1,581,546	(455,079)
Unrealized Appreciation/(Depreciation) on Options	-	-
Net Increase/(Decrease) in Net Assets Resulting from Operations	(353,387)	(3,003,571)
Distributions to Shareholders from:
Net Investment Income	-	-
Total Distributions Paid to Shareholders	-	-
Capital Share Transactions:
Proceeds From Sale of Shares	130,194	246,990
Proceeds From Redemption Fees (Note 2)	-	2,862
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(624,479)	(3,220,171)
Net Increase/(Decrease) from Shareholder Activity	(494,285)	(2,970,319)
Total Increase/(Decrease)	(847,672)	(5,973,890)
Net Assets at Beginning of Period	5,268,515	11,242,405
Net Assets at End of Period (Including undistributed net investment	$4,420,843	$5,268,515
income/(loss) of $13,128 and ($38,435), respectively.)

Share Transactions:
Issued	23,293	30,964
Reinvested	-	-
Redeemed	(112,635)	(406,035)
Net Increase/(Decrease) in Shares	(89,342)	(375,071)
Shares Outstanding Beginning of Period	889,409	1,264,480
Shares Outstanding End of Period	800,067	889,409

Financial Highlights	(Unaudited)
Selected data for a share of capital stock outstanding	6/1/2013		6/1/2012	6/1/2011	6/1/2010	6/1/2009		6/1/2008
throughout the period:	to		to	to	to	to		to
	11/30/2013		5/31/2013	5/31/2012	5/31/2011	5/31/2010		5/31/2009
Net Asset Value -
Beginning of Period	$5.92		$8.89	$15.16	$9.73	$6.76		$9.39
Net Investment Income (Loss) (a)	0.06		(0.09)	(0.09)	(0.13)	(0.06)		0.04
Net Gains or Losses on Securities
(realized and unrealized)	(0.45)		(2.88)	(6.20)	5.53	3.03		(2.61)
Total from Investment Operations	(0.39)		(2.97)	(6.29)	5.40	2.97		(2.57)
Less Distributions from:
Net Investment Income	0.00		0.00	0.00	0.00	0.00		(0.06)
Return of Capital	0.00		0.00	0.00	0.00	0.00		0.00
Total Distributions	0.00		0.00	0.00	0.00	0.00		(0.06)
Proceeds from Redemption Fee (Note 2)	0.00		0.00 *	0.02	0.03	0.00	*	0.00
Net Asset Value -
End of Period	$5.53		$5.92	$8.89	$15.16	$9.73		$6.76
Total Return (b)	(6.59)%	**	(33.41)%	(41.36)%	55.81%	43.93%		(26.81)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$4,421		$5,269	$11,242	$27,465	$8,495		$3,458
Ratio of Expenses to Average Net Assets	1.45%	***	1.45%	1.45%	1.45%	1.45%		1.45%
Ratio of Net Income (Loss) to Average Net Assets	2.17%	***	(1.13)%	(0.78)%	(0.96)%	(0.67)%		0.67%
Portfolio Turnover Rate	11.64%	**	24.37%	27.82%	25.57%	21.50%		37.56%

* Amount calculated is less than $0.005.
** Not Annualized.
*** Annualized.
(a) Calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders.

The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 8

NOTES TO FINANCIAL STATEMENTS
ENCOMPASS FUND
NOVEMBER 30, 2013
(Unaudited)

1.) ORGANIZATION
Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006. The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee. During the six month period ended November 30, 2013 proceeds from redemption fees were $0.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for additional disclosure on options transactions.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at November 30, 2013, the sale of which are restricted. The investments have been valued by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines at the following prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the units were purchased; the restrictions on the sale of the units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

2013 Semi-Annual Report 9

Notes to Financial Statements (Unaudited) - continued

	Acquisition			Fair Value
Restricted Security	Date	Cost	Units	per Unit	Fair Value
Aztec Metals Corp.	3/11/2010	$39,085	790,000	0.040	31,600
Aztec Metals Corp. - Warrants	1/8/2010	0	245,000	0.000	0
Brazil Resources Inc.	9/21/2010	5,592	16,500	0.526	8,687
Continental Energy Corp. *	9/19/2011	250,000	250,000	0.900	225,000
Continental Energy Corp. - Warrants	9/28/2011	0	1,562,500	0.000	0
GeoPetro Resources Company - Warrants	12/31/2010	0	116,700	0.000	0
GeoPetro Resources Company - Warrants	3/2/2011	0	62,500	0.000	0
GeoPetro Resources Company - Warrants	3/2/2011	0	575,000	0.000	0
GeoPetro Resources Company - Warrants	5/12/2011	0	227,273	0.000	0
International PBX Ventures Ltd.	10/15/2013	0	133,333	0.004	566
International PBX Ventures Ltd. **	7/3/2013	38,942	40,000	0.952	38,084
Magnum Hunter Resources Corp.	9/12/2013	0	8,900	0.000	0
United States Antimony Corp. - Warrants	7/16/2012	0	7,500	0.000	0
					$303,937

* Convertible Note 18% 1/31/2014.
** Convertible Note 14% 6/1/2014.

The restricted securities, including those securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, represented 6.88% of the Fund’s net assets at November 30, 2013. The Fund has no right to require registration of unregistered securities. Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933 have been identified on the Schedule of Investments.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken on the Fund’s 2013 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Fund through the date the issuance of these financial statements and has noted no such events requiring disclosure.

2013 Semi-Annual Report 10

Notes to Financial Statements (Unaudited) - continued

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. As required by the fair value topic of the FASB Accounting Standards Codification, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The topic also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The following tables summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2013:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$3,265,514	$9,253	$31,600	$3,306,367
Convertible Notes	0	0	263,084	263,084
Exchange Traded Funds	337,122	0	0	337,122
Preferred Stock	0	108,485	0	108,485
Real Estate Investment Trusts	206,674	0	0	206,674
Warrants	0	427	0	427
Money Market Funds	200,015	0	0	200,015
Total	$4,009,325	$118,165	$294,684	$4,422,174

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund’s assets assigned to level 3 input category are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities valued at level 3 have been valued based upon a market approach in which management assesses quantitative factors, such as the last trade price and financial condition of the underlying issuer, as well as qualitative factors, such as reputation of the underlying issuer. Management reviews the subsequent trading activity to determine if the valuation techniques used were reasonable. For additional information regarding the techniques used to value the Fund’s level 3 investments – Aztec Metals Corp., Continental Energy Corp. Convertible Note, and International PBX Ventures Ltd. Convertible Note – please see the Fund’s Schedule of Investments.

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

Common Stock
Beginning balance at May 31, 2013	$ 256,600
Total realized gain/(loss)	0
Change in unrealized appreciation/(depreciation)	(858)
Cost of Purchases	38,942
Cost of Sales	0
Net transfers in/(out) of level 3 from level 2	0
Ending balance at November 30, 2013	$ 294,684

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at November 30, 2013 includes ($858).

The following table shows transfers between level 1 and level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$19,140	-	-	$19,140

Financial assets were transferred from level 2 to level 1 when the underlying positions were no longer restricted securities.

2013 Semi-Annual Report 11

Notes to Financial Statements (Unaudited) - continued

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including preferred stock, real estate investment trusts, warrants and exchange traded funds). Equity securities that are traded on any exchange or on the NAS-DAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3 of the fair value hierarchy.

Money market securities. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities (including convertible notes). Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3 of the fair value hierarchy. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

4.) MANAGEMENT AND SERVICES AGREEMENTS
Under the terms of the Management Agreement between the Trust, on behalf of the Fund, and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, Rule 12b-1 expenses (of which none were authorized as of November 30, 2013), brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-

2013 Semi-Annual Report 12

Notes to Financial Statements (Unaudited) - continued

recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services the Adviser receives a services fee equal to 0.45% of the average daily net assets of the Fund.

For the six month period ended November 30, 2013, the Adviser earned management fees totaling $23,723, of which $3,686 was still due to the Adviser at November 30, 2013. For the same period the Adviser earned services fees of $10,675, of which $1,659 was still due to the Adviser at November 30, 2013.

Trustees who are not interested persons of the Fund were paid a total of $3,000 in Trustees’ fees by the Fund's Adviser for the six month period ended November 30, 2013.

5.) INVESTMENT TRANSACTIONS
For the six month period ended November 30, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $499,536 and $1,080,736 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at November 30, 2013 was $6,174,800.

At November 30, 2013, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,389,341	($3,141,967)	($1,752,626)

There was no difference between book cost and tax cost.

6.) PUT & CALL OPTIONS
The Fund did not invest in any derivative instruments during the six month period ended November 30, 2013.

7.) TAX MATTERS
There were no distributions paid during the six month period ended November 30, 2013 and the fiscal year ended May 31, 2013.

8.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at November 30, 2013 was $11,086,584 representing 800,067 shares outstanding.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2013, Charles Schwab & Co. Inc., located at 101 Montgomery Street, San Francisco, CA, 94101, held for the benefit of others, in aggregate, approximately 60.52% of the Fund and therefore may be deemed to control the Fund.

2013 Semi-Annual Report 13

Board of Trustees
Malcolm H. Gissen
John F. Hamilton
John F. Runkel
William P. Twomey

Investment Adviser
Brick Asset Management, Inc.

Counsel
Thompson Hine LLP

Custodian
Union Bank, N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Sanville & Company

This report is provided for the general information of the shareholders of the Encompass
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/Malcolm H. Gissen Malcolm H. Gissen President

Date: 1/29/14

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Malcolm H. Gissen Malcolm H. Gissen President

Date: 1/29/14

By: /s/Malcolm H. Gissen Malcolm H. Gissen Chief Financial Officer

Date: 1/29/14